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                                                                  EXHIBIT 10.36



                             THIRD AMENDMENT TO THE
                              AMENDED AND RESTATED
                     LIMITED LIABILITY COMPANY AGREEMENT OF

                               BOSTON WEST, L.L.C.
                      A DELAWARE LIMITED LIABILITY COMPANY

         THIS THIRD AMENDMENT TO THE OPERATING AGREEMENT ("Amendment") of BOSTON WEST, L.L.C., a Delaware limited liability company ("Company"), is made effective as of September 12, 1995 ("Effective Date"), and is entered into by and among all of the members of the Company whose names are reflected on the signature pages hereof (the "Members").

         1. RECITALS.

                  1.1 CKE RESTAURANTS, INC. and BOSTON PACIFIC, INC. formed the Company pursuant to and in accordance with the Delaware Limited Liability Company Act (6 Del. C. ss. 18-10, et. seq.) (the "Act"), as amended from time to time by entering into a Limited Liability Company Agreement on March 29, 1995 ("Original Agreement"), and filing a Certificate of Formation of the Company with the office of the Secretary of State of the State of Delaware on March 29, 1995.

                  1.2 On April 16, 1995, the Members executed the Amended and Restated Limited Liability Agreement ("Amended Agreement"), to amend and restate the Original Agreement in its entirety.

                  1.3 On May 15, 1995, the Members executed the First Amendment to the Amended and Restated Limited Liability Company Agreement.

                  1.4 On May 30, 1995, the Members executed the Second Amendment to the Amended and Restated Limited Liability Company Agreement.

                  1.5 Whereas, the Company desires to modify the amount of the Class B Rate applicable to the initial investment in Class B Units as set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, it is agreed as follows:

         2. DEFINITIONS. any undefined capitalized terms herein shall have the same meaning as those set forth in the Amended Agreement.




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         3. AMENDMENTS. The following sections of the Amended Agreement are amended to read as follows:


           3.1 The definition of "Class B Rate" in Section 1.8 of the ended Agreement shall be amended to read as follows:

                           "Class B Rate" shall mean an annual rate equal to (i) 8.55% with respect to the initial Capital Contribution (i.e., $22,951,000 represented by 22,951 Class B Units) of the original Class B Member and
                           (ii) 9.0% with respect to all other Capital
                           Contributions made by Class B Members after the date of such initial Capital Contribution.

         4. RATIFICATION. In all other respects, the Amended Agreement is ratified and confirmed in its entirety.

         5. COOPERATION. The Members agree to cooperate with the Managers in connection with any of the matters set forth in this Amendment, including executing any documents as may reasonably be requested for the purpose of giving effect to , evidencing, or giving notice of the items set forth in this Amendment.

         6. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         7. COUNTERPARTS. Any number of counterparts of this Amendment may be executed. Each counterpart will be deemed to be an original instrument, and all counterparts taken together will constitute one agreement.

         8. GOVERNING LAW. This Amendment will be governed by the laws of the State of Delaware, without giving effect to principles of conflict of laws of that state.

         IN WITNESS WHEREOF, the parties hereto have subscribed to this Amendment as of the Effective Date.

CLASS A MEMBERS;                            BOSTON PACIFIC, INC.
                                            a California corporation

                                            BY: /s/  Joseph N. Stein
                                                -------------------------------
                                            Its:  Chief Financial Officer

                                   [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]




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                                            CKE RESTAURANTS, INC.,
                                            a Delaware corporation

                                            BY:  /s/  Joseph N. Stein
                                                -------------------------------
                                                      JOSEPH STEIN
                                            Its: Chief Financial Officer

                                             /s/  Gregory G. Brightman
                                             ----------------------------------
                                             GREGORY G. BRIGHTMAN

                                             /s/  Hollis Gieger, Jr.
                                             ----------------------------------
                                             HOLLIS GIEGER, JR.

                                             /s/  Donald W. Manuel
                                             ----------------------------------
                                             DONALD W. MANUEL

                                             EDGEMON PROPERTIES,
                                             an Alabama sole proprietorship

                                            By:  /s/ James H. Edgemon
                                                 ------------------------------
                                                     JAMES H. EDGEMON
                                            Its: President

                                             /s/ J. Thomas Talbot
                                             ----------------------------------
                                             J. THOMAS TALBOT

                                             /s/ S. Kent Stewart
                                             ----------------------------------
                                             S. KENT STEWART

CLASS B MEMBERS:                            BOSTON PACIFIC, INC.,
                                            a California corporation

                                            By:  /s/  Joseph N. Stein
                                                 ------------------------------
                                            Its:  Chief Financial Officer




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